SPEAKER BIOGRAPHIES February 25, 2020

Jamie Dimon Chairman & Chief Executive Officer Jamie Dimon is Chairman of the Board and Chief Executive Officer of JPMorgan Chase & Co., a global financial services firm with assets of $2.7 trillion and operations worldwide. The firm is a leader in investment banking, financial services for consumers, small business, commercial banking, financial transaction processing and asset management. Dimon became CEO on January 1, 2006 and one year later also became Chairman of the Board. He was named President and Chief Operating Officer upon the company’s merger with Bank One Corporation on July 1, 2004. Dimon joined Bank One as Chairman and CEO in 2000. Dimon began his career at American Express Company. Next, he served as Chief Financial Officer and then President at Commercial Credit, which made numerous acquisitions and divestitures, including acquiring Primerica Corporation in 1987 and The Travelers Corporation in 1993. Dimon served as President and Chief Operating Officer of Travelers from 1990 through 1998 while concurrently serving as Chief Operating Officer of its Smith Barney Inc. subsidiary before becoming co-Chairman and Co-CEO of the combined brokerage following the 1997 merger of Smith Barney and Salomon Brothers. In 1998, Dimon was named President of Citigroup Inc., the global financial services company formed by the combination of Travelers Group and Citicorp. Dimon earned his bachelor’s degree from Tufts University and holds an MBA from Harvard Business School. He serves on the boards of directors of a number of non-profit institutions including the Business Roundtable, Bank Policy Institute and Harvard Business School. Additionally, he serves on the executive committee of the Business Council and the Partnership for New York City, and is a member of the Financial Services Forum and Council on Foreign Relations. 1

Jenn Piepszak Chief Financial Officer Jenn Piepszak is the Chief Financial Officer of JPMorgan Chase & Co. and a member of the firm’s Operating Committee. As CFO, Piepszak is responsible for a number of areas, including Finance and Business Management, the Chief Investment Office and the Chief Administrative Office. Piepszak has been with JPMorgan Chase for more than 25 years, the last seven in the firm’s Consumer & Community Banking division. Most recently, she was CEO of Card Services, the number one credit card issuer in the United States based on sales volume and loans outstanding, inclusive of Chase's consumer and small business card businesses. Prior to this, Piepszak was CEO of Business Banking, which serves 3.0 million U.S. small businesses, and prior to that was Chief Financial Officer for Mortgage Banking. During Piepszak’s first 17 years at the firm, she held progressively responsible roles in the Corporate & Investment Bank serving as Controller for Global Equities and Prime Services, CFO and Controller for the Proprietary Positioning Business and Principal Investments Management, and CFO for the Investment Bank Credit Portfolio as well as several Fixed Income markets businesses. Piepszak holds a Bachelor of Science degree from Fairfield University and is on the United Way of New York City’s board of directors. Piepszak and her husband have three children and live in New Jersey. 2

Daniel Pinto Co-President, Co-Chief Operating Officer of JPMorgan Chase & Co. and Chief Executive Officer of the Corporate & Investment Bank Daniel Pinto is Co-President and Co-Chief Operating Officer of JPMorgan Chase & Co., a leading global financial services firm, and a member of its Operating Committee. He is also Chief Executive Officer of its Corporate & Investment Bank, an industry leader in investment banking, trading markets and investor services. Daniel has spent his career at JPMorgan Chase & Co. and its predecessor companies. He began as a financial analyst and foreign exchange trader at Manufacturers Hanover in 1983 in Buenos Aires. In 1992, he was appointed head of Sales for Chemical Bank, responsible for clients in Argentina, Uruguay and Paraguay. Shortly after, he became head trader and Treasurer of Chemical Bank in Mexico. Daniel moved to London in 1996 to oversee local markets in Eastern Europe, the Middle East, Africa and Asia for Chase Manhattan, later taking charge of the markets side of the Firm’s emerging-market business. In early 2006, Daniel was made global head of Emerging Markets. He was given added responsibility for the Global Credit Trading & Syndicate business in early 2008. In 2009, he was made co-head of Global Fixed Income for the Investment Bank before becoming sole head of the group in 2012. He was also made co-CEO of the Corporate & Investment Bank in 2012, and became sole CEO in 2014. In January 2018, he was named Co-President and Co-Chief Operating Officer of JPMorgan Chase & Co., to work closely with the CEO and the Board to identify and pursue critical firmwide opportunities. Daniel holds a bachelor’s degree in Public Accounting and Business Administration from Universidad Nacional de Lomas de Zamora in Buenos Aires. He is a member of the Board of Directors of the Institute of International Finance. 3

Gordon Smith Co-President, Co-Chief Operating Officer of JPMorgan Chase & Co. and Chief Executive Officer of Consumer & Community Banking Gordon Smith became Co-President and Co-Chief Operating Officer of JPMorgan Chase & Co. in 2018. He reports to Chairman and Chief Executive Officer Jamie Dimon and is a member of the Firm's Operating Committee. He is also the Chief Executive Officer of Consumer & Community Banking, a leading provider of banking, credit cards, auto finance, payments, mortgages, and investment advice. Its ~127,000 employees serve 62.6 million households including 4.3 million small businesses through ~5,000 bank branches and ~16,000 ATMs across 38 U.S. states and D.C. Chase is also the #1 U.S. credit card issuer, a top auto lender and a top U.S. mortgage originator and servicer. Chase.com is the most-visited banking portal in America, as more than 52 million customers access the bank’s digital channels regularly, including more than 37 million mobile users. Smith joined Chase in 2007. He served first as Chief Executive Officer of Card and then of the Card, Merchant Services and Auto businesses before taking over Consumer & Community Banking in 2012. Before joining Chase, he spent more than 25 years at American Express, where he led and managed several businesses, including the U.S. Domestic Consumer Card Business. From August 2005 until June 2007, he was President of the Global Commercial Card business. Smith serves on the Board of Directors for Nordstrom Inc. He holds a master's degree from the Thunderbird School of Global Management. He is married with two grown children and lives in New Jersey. 4

Marianne Lake Chief Executive Officer, Consumer Lending Marianne Lake is the Chief Executive Officer of Consumer Lending at JPMorgan Chase & Co. and a member of the firm’s Operating Committee. In this role, Lake is the CEO of Card Services and responsible for Home Lending and Auto Finance. Lake, who has been with firm for nearly 20 years, was previously the Chief Financial Officer for the company from 2013 to 2019. As CFO, she was responsible for a number of areas, including Finance and Business Management, Investor Relations, Chief Investment Office, Chief Data Office and the Chief Administrative Office. Prior to this, Lake held several roles in the finance organization including Chief Financial Officer of Consumer & Community Banking from 2009 to 2012, and Global Controller for the Investment Bank from 2007 to 2009. She also managed global financial infrastructure and control programs as part of the Corporate Finance group from 2004 to 2007. During Lake’s first five years at the company, she worked at both Chase and J.P. Morgan in London. At Chase, she was the Senior Financial Officer in the United Kingdom, and at J.P. Morgan, she was the Chief Financial Officer for the Credit Trading business. Lake started her career as a chartered accountant at PricewaterhouseCoopers in their London and Sydney offices. Lake received a Bachelor of Science in Physics from Reading University in the United Kingdom. She is on the Board of Directors of the New York City Ballet, as well as the JPMorgan Chase & Co. Foundation. Lake is the co-founder of the Women on the Move initiative and the Operating Committee sponsor of the Women on the Move Interactive Network, the largest employee Business Resource Group at the company. 5

Mary Callahan Erdoes Chief Executive Officer of Asset & Wealth Management Mary Callahan Erdoes is Chief Executive Officer of JPMorgan Chase's Asset & Wealth Management line of business – one of the largest and most respected investment managers and private banks in the world, with more than $3 trillion in client assets and a 200-year-old legacy as a trusted fiduciary to corporations, governments, institutions and individuals. Since joining the firm 20 years ago, Erdoes has held senior roles across Asset & Wealth Management before becoming its CEO in 2009 and joining the JPMorgan Chase Operating Committee, the firm’s most senior management team. Ms. Erdoes serves on the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, and on the boards of the U.S.-China Business Council and the Robin Hood Foundation of New York City. She is also a board member of Georgetown University, where she earned her Mathematics undergraduate degree, and serves on the Global Advisory Council of Harvard University, where she received her MBA. Ms. Erdoes lives in New York City with her husband and three daughters. 6

Douglas Petno Chief Executive Officer of Commercial Banking Doug Petno is the Chief Executive Officer of Commercial Banking, one of the Firm’s four lines of business. He reports to Jamie Dimon, Chairman and CEO, and is a member of the Firm’s Operating Committee. Commercial Banking has more than 10,000 professionals located in 142 locations across the U.S. and 30 major international cities. Commercial Banking delivers industry leading capabilities and comprehensive financial solutions, including investment banking, treasury services, merchant services, and commercial lending. The business serves 18,000 clients, including mid-sized businesses and corporations, government entities and not-for-profit organizations and more than 33,000 real estate investors/owners. Petno has more than 30 years of experience at the Firm. Prior to his current role, Doug was Global Head of J.P. Morgan’s Natural Resources Investment Banking Group, where he oversaw client coverage for Oil & Gas, Power & Utilities, Chemicals, Metals & Mining, Building Products, and Paper & Packaging. He joined Commercial Banking in 2010 as Chief Operating Officer and then became the Chief Executive Officer in 2012. Petno recently joined The Nature Conservancy Board of Directors and is Vice Chairman of NatureVest, an initiative to advance impact investing in conservation. Petno is on the Board of the American Bankers Association and is actively engaged with the members on key issues facing the banking industry. He also serves on the Board of Directors for the J.P. Morgan Chase & Co. Foundation. He received an A.B. degree in Biology from Wabash College and holds a Master of Business Administration from the University of Rochester’s Simon School of Business. 7

Carlos Hernandez Executive Chair of Investment and Corporate Banking Carlos Hernandez is the Executive Chair of Investment and Corporate Banking for J.P. Morgan and a member of the CIB Management Team. An investment banker for most of his career, Carlos has extensive experience leading teams that serve the world’s top corporations and institutions. He has spent his entire career at J.P. Morgan. In addition to Investment & Corporate banking, Carlos also had oversight of Treasury Services between 2014 and 2019. He was head of Global Investor Services from 2012 to 2014, which provides institutional investors and broker dealers with a suite of services including custody, clearing and collateral management, as well as prime brokerage and financing. Before that, he led the firm’s Global Equities and Prime Services businesses. Earlier in his career, Carlos managed the origination and distribution business for the Americas, Institutional Equities for the Americas and Global Equity Capital Markets. He also served as head of Investment Banking for Latin America for the firm. Carlos joined J.P. Morgan in 1986 in the Investment Bank’s training program. He is currently on the board and serves as Chairman of the Fund Board of Trustees for Calvary Hospital. Carlos has a B.S. in business from the State University of New York and an M.B.A. from Columbia University. 8

Teresa Heitsenrether Global Head of Securities Services Teresa Heitsenrether is Global Head of Securities Services at J.P. Morgan’s Corporate & Investment Bank and a member of its management committee. Securities Services provides the world’s largest companies and institutions with Custody, Fund Administration and Accounting, Hedge Fund, Information and Operations Services. J.P. Morgan has $25 trillion in client assets under custody. Previously, Teresa was J.P. Morgan’s Global Head of Prime Brokerage & Equity Financing, overseeing the firm’s financing, clearing, safekeeping, capital introduction and consulting services for hedge funds. Under her leadership, the business experienced substantial international growth and record revenues and profits. Teresa has been with J.P. Morgan throughout her career and over time assumed increasing responsibilities across a variety of businesses including Global Funding & Liquidity Management, Fixed Income Sales and Repo Financing. Among other accolades, Teresa has been recognized as one of the 25 Most Powerful Women in Finance by American Banker, one of the 30 to Shape the Future by Global Custodian, one of the 50 Leading Women in Hedge Funds by The Financial Journal and one of the 100 Most Influential Women in the EMEA region by Financial News. In 2009, she was elected to the Academy of Women Leaders by the YWCA of New York City. Teresa earned a Masters of Business Administration in Finance from New York University’s Stern School of Business and a Bachelor of Science from Fordham University. 9

Thasunda Brown Duckett Chief Executive Officer of Consumer Banking Thasunda Brown Duckett is the Chief Executive Officer of Consumer Banking. She is a member of the Consumer & Community Banking Leadership Committee. Duckett oversees a banking network with more than $500B in deposits, ~5,000 branches, ~16,000 ATMs and 50,000 employees, which serves around 25 million checking households nationwide. Under Duckett’s leadership, Chase has undergone a digital and physical transformation. Her team is leading Chase’s first major branch expansion in 10 years, which will add 400 branches in 20 new markets over five years. Building on her passion for financial inclusion and empowerment, Duckett drives the bank’s development of new tools, products and thought leadership to build financial health and wealth for all consumers. She is the executive sponsor of JPMorgan Chase’s Advancing Black Pathways program, aimed at helping black Americans achieve economic success through wealth, education and careers. She is also a member of the steering committee for JPMorgan Chase’s Women on the Move initiative to advance women in their careers and in business and the executive sponsor of the firm’s The Fellowship Initiative, which offers young men of color academic and social support to help them achieve personal and professional success. Previously, Duckett was the CEO of Chase Auto Finance, and prior to that served as National Retail Sales Executive for Chase Home Lending. Under her leadership, Chase Auto Finance moved from #27 in the J.D. Power Dealer Financing Satisfaction Survey to #1 in Prime and Non-Prime. Before joining JPMorgan Chase & Co. in 2004, Duckett was a Director of Emerging Markets at Fannie Mae where she led the implementation of national strategies designed to increase homeownership among African Americans and Hispanics across the country. Duckett has been recognized widely as a leading executive in the finance industry. In 2019, she was named one of Fortune’s Most Powerful “Women to Watch.” American Banker magazine named Duckett the 7th most powerful woman in banking. She was also named to Black Enterprise magazine’s Most Powerful Women in Corporate America list. Duckett is originally from Texas. She holds a Bachelor’s degree in Finance and Marketing from the University of Houston and an MBA from Baylor University. She is married and has four children. She and her family live in Connecticut. 10